UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________ )

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ACETO CORPORATION
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ACETO CORPORATION
4 Tri Harbor Court
Port Washington, NY 11050
Tel. (516) 627-6000

October 18, 2013

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on Thursday, December 5, 2013 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York.  This year, Aceto will continue to use the “notice and access” method of providing proxy materials to you via the Internet.  On or about October 18, 2013, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which includes instructions regarding voting your shares and requesting a printed copy of our proxy materials.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Salvatore Guccione
President and Chief Executive Officer

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ACETO CORPORATION
4 Tri Harbor Court
Port Washington, New York 11050
Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on Thursday, December 5, 2013 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, for the following purposes:

●	to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

●	to hold an advisory vote on executive compensation;

●	to approve the Restated Certificate of Incorporation of Aceto Corporation;

●	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2014; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

This proxy statement is first being delivered to shareholders on or about October 18, 2013.  The matters listed in this notice of meeting are described in the accompanying proxy statement.  The Company’s Board has fixed the close of business on October 8, 2013 as the record date for this year’s annual meeting.  You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

Important notice regarding the availability of Proxy Materials:  The proxy statement and the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 are available on the internet to the Company’s shareholders of record as of the close of business on October 8, 2013.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.  ANY SHAREHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Assistant Secretary

Port Washington, New York
October 18, 2013

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ACETO CORPORATION

4 Tri Harbor Court
PORT WASHINGTON, NEW YORK 11050
Tel. (516) 627-6000

PROXY STATEMENT
GENERAL INFORMATION

Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on Thursday, December 5, 2013 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York. As used in this proxy statement, “Aceto,” “we,” “us,” and “our” refer to the Company. We made this proxy statement available to you because our board of directors (the “Board”) is soliciting your proxy to vote your shares at the annual meeting and at any adjournment.  This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (SEC) and the NASDAQ Global Select Market, which information is designed to assist you in voting your shares.  The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the Board knows of no other business that will come before the meeting.

This solicitation is made by the Company.  We will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement. Proxies are being solicited by and on behalf of the Board. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing.

Information About Voting

Q:           Why am I receiving these materials?

A:
The Board has made these proxy materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the Company’s annual meeting of shareholders, which will take place on December 5, 2013. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:           What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our 2013 Form 10-K is also part of the proxy materials.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with the “notice and access” rules adopted by the Securities and Exchange Commission, we may furnish proxy materials, including this proxy statement and our Form 10-K for the year ended June 30, 2013 to our shareholders by providing access to such documents on the Internet instead of mailing printed copies.  Most shareholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may access and submit your proxy.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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Q:           How do I get electronic access to the proxy materials?

A:
The Notice will provide you with instructions regarding how to access the Notice of Annual Meeting, this Proxy Statement, your proxy and Form 10-K for the year ended June 30, 2013.  The proxy materials will be available on the Internet starting on October 18, 2013, as described in the Notice.  You will not receive a printed copy of these proxy materials unless you request them in accordance with the instructions provided in the Notice.

Q:           What items of business will be voted on at the annual meeting?

A:	The following matters will be voted on at the annual meeting:

●	to elect seven directors to the Board to hold office for the following year and until their successors are elected;

●	to hold an advisory vote on executive compensation;

●	to approve the Restated Certificate of Incorporation of Aceto Corporation;

●	to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2014; and

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

Q:	How does the Company’s board of directors recommend that I vote?

A:	The Board recommends that you vote:

●	FOR each of the nominees to the Board;

●
FOR approval, on a non-binding basis, of the Company’s compensation of our named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in this proxy statement;

●	FOR approval of the Restated Certificate of Incorporation of Aceto Corporation; and

●	FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Q:	What shares can I vote?

A:
You may vote all shares owned by you as of the close of business on October 8, 2013, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	Can I vote my shares by filling out and returning the Notice?

A:
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) requesting and returning a paper proxy card or voting instruction card, or (iii) submitting a ballot in person at the meeting.

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Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the shareholder of record and the Notice is being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the Board or to vote in person at the meeting.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. If you do not provide voting instructions to your broker or nominee, your votes will be treated as a “broker non-vote.”

Q:	What is a “broker non-vote”?

A:
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting.  If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange, such as the ratification of our independent accounting firm.  Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Q:           How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 8, 2013, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 8, 2013, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:           How can I vote my shares in person at the annual meeting?

A:
You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee.

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Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by revoking your proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically revoke your proxy or vote at the annual meeting. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also revoke your proxy by sending a written notice of revocation to Mr. Steven Rogers, General Counsel and Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

Q:           Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Steven Rogers, General Counsel and Secretary, by mail to Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050 or by phone at 516-627-6000.  Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Rogers.

Q:           How are votes counted?

A:
In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees.  In the advisory vote on executive compensation, you may vote FOR, AGAINST, or you may ABSTAIN from voting with respect to approval of the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement.  In the approval of the Restated Certificate of Incorporation of Aceto Corporation, you may vote FOR approval of the restated certificate, AGAINST approval or you may ABSTAIN from voting with respect to approval of the Restated Certificate of Incorporation. In the ratification of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification.  If you provide specific instructions, your shares will be voted as you instruct.  If you sign your proxy card or voting instruction card or vote over the Internet with no further instructions, your shares will be voted in accordance with the recommendations of the Board FOR all of the Company’s nominees, FOR approval of the compensation of the named executive officers as described above, FOR approval of the Restated Certificate of Incorporation of Aceto Corporation, FOR ratification of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting.  If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:           What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of the Company’s shares of common stock outstanding on October 8, 2013 is necessary to constitute a quorum. For the purposes of determining a quorum, shares held by brokers or nominees for whom we receive a signed or electronically transmitted proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter, or if instructions were never received from the beneficial owner. These shares are called “broker non-votes.” Abstentions will be counted as present for quorum purposes.

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Q:           What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, votes withheld and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. For the advisory vote on executive compensation, for the approval of the Restated Certificate of Incorporation of Aceto Corporation, for the ratification of the appointment of the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2014 and any other matters that might properly arise at the meeting, the affirmative “FOR” vote of a majority of the total votes cast on the proposal is required for approval. Accordingly, abstentions will have no effect on the advisory vote on executive compensation, on the approval of the Restated Certificate of Incorporation of Aceto Corporation, or on the ratification of the appointment of the Company’s independent registered public accounting firm and broker non-votes will have no effect on the advisory vote on executive compensation and the approval of Restated Certificate of Incorporation of Aceto Corporation. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:           What should I do if I receive more than one Notice?

A:
You may receive more than one Notice if you are a shareholder of record and hold in a brokerage account, hold your shares in more than one brokerage account, or if you are a shareholder of record and your shares are registered in more than one name. Please complete and return a proxy card or voting instruction card for each Notice that you receive.

Q:           Where can I find the voting results of the annual meeting?

A:
Voting results will be announced at the annual meeting and are expected to be posted shortly after the meeting on our website at www.aceto.com.  Voting results will also be reported in a Current Report on Form 8-K, which is expected to be filed with the SEC within four business days after the meeting.

Q:           What happens if additional matters are presented at the annual meeting?

A:
Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Salvatore Guccione, the Company’s President and Chief Executive Officer and Douglas Roth, the Company’s Chief Financial Officer and Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board.

Q:           What shares are entitled to be voted?

A:
Each share of the Company’s common stock issued and outstanding as of the close of business on October 8, 2013, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote. On the record date, 28,135,375 shares of the Company’s common stock were issued and outstanding.

Q:           Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:           Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

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Q:           Who will bear the cost of soliciting votes for the annual meeting?

A:
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:           May I propose actions for consideration at next year’s annual meeting of shareholders?

A:
You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the Secretary of the Company no later than June 19, 2014.  Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

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PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Board is proposing a slate of directors that consists of six incumbent directors and one new nominee.  Mr. Robert Wiesen will not be standing for reelection.

The nominees and their ages, as of October 8, 2013 are set forth in the table below.

NAME	AGE	POSITION	DIRECTOR SINCE

Albert L. Eilender	70	Chairman	2000
Salvatore Guccione	50	President, Chief Executive Officer and Director	2011
Hans C. Noetzli (2)(3)(4)	72	Director	2002
William N. Britton (3)(6)	68	Director	2006
Richard P. Randall (1)	75	Director	2009
Natasha Giordano(5)(7)	53	Director	2011
Alan G. Levin	51	Nominee	-

(1)	This director was the chairman of the audit & risk committee during fiscal 2013.
(2)	This director was the chairman of the compensation committee during fiscal 2013.
(3)	This director was a member of the audit & risk committee during fiscal 2013.
(4)	This director was designated the lead independent director during fiscal 2013.
(5)	This director was a member of the compensation committee during fiscal 2013.
(6)	This director was the chairman of the nominating and governance committee during fiscal 2013.
(7)	This director was a member of the nominating and governance committee during fiscal 2013.

It is the intention of the persons named in the proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director for a term of office of one year and until his or her successor shall have been duly elected.  All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the Board does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board designates.  The Board believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer.  None of the Company’s officers or directors holds any directorships in any other public company, except for Mr. Randall, who is a member of the board of directors of Steven Madden, Ltd. and P&F Industries, Inc.  A majority of our board members are independent based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market.

Set forth below is the principal occupation and employment of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

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Albert L. Eilender. Mr. Eilender has been the Chairman of the Board since October 2009. He joined the Board in 2000, was the lead independent director from 2005 to September 2009 and served as Chief Executive Officer of the Company from September 2010 to January 2013.  He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career. We believe that Mr. Eilender’s past 20 years of industry experience in executive management for operations within all three segments of Aceto’s business, as well as operations in North America, Europe and Asia, coupled with his experience in the areas of business consultation and mergers and acquisitions, and his service on the Board since 2000, give him the qualifications and skills to serve as one of our directors. In addition, as a director of Aceto he has demonstrated leadership within the Board and the ability to work effectively with management to create unity of effort.

Salvatore Guccione.  Mr. Guccione is the Chief Executive Officer, President and Chief Operating Officer of Aceto. Mr. Guccione joined Aceto’s Board in May 2011 and in December 2011 was appointed President and Chief Operating Officer of the Company. In January 2013 he was also appointed Chief Executive Officer. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University’s Stern School of Business.  Mr. Guccione previously served on the board of directors of ReSearch Pharmaceutical Services, Inc., a privately held company, from November 2011 to September 2013. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011. We believe that Mr. Guccione’s twenty-five years of investing and operating experience in the specialty chemicals and healthcare industries as well as his experience in planning, building and managing several specialty chemical and pharmaceutical/FDA-regulated businesses, active pharmaceutical ingredients, pharmaceutical research services and biotechnology products/services, gives him the qualifications and skills to serve as one of our directors.

Hans C. Noetzli.  Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland.  Mr. Noetzli holds a degree in Business Administration.  He has more than 30 years of experience in the fine chemicals industry.  Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland.  Mr. Noetzli also served on the Board of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations.  Currently, he is the Chairman of the Audit Committee of the Board of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients. In addition, Mr. Noetzli was a member of the Board of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies, from 2004 through 2010. We believe that Mr. Noetzli’s extensive experience in the fine chemicals industry, and executive-level experience, as well as the valuable business knowledge he brings regarding the issues facing a board of directors and his service on the Board of the Company since 2002, give him the qualifications and skills to serve as one of our directors. In addition, his broad international experience, coupled with his fluency in 3 languages, adds to the diversity of the Board.

William N. Britton.  Mr. Britton is the sole owner of TD AIM, LLC, through which he is involved in a variety of activities surrounding financial consulting and private equity investing.  Mr. Britton is also a Vice Chairman of P and E Capital, Inc., a management company involved in real estate.  Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase.  He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending.  Mr. Britton is a former member of the Northeast Advisory Council of Opera Solutions, a private firm engaged in consulting.  Mr. Britton is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School. We believe that Mr. Britton’s finance and business consultation and executive-level management experience, as well as his service on the Board of the Company since 2006, give him the qualifications and skills to serve as one of our directors.

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Richard P. Randall.  Mr. Randall is the former Chief Operating Officer and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and Time-Life, from 2002 until 2005. Prior to that, Mr. Randall was the Chief Financial Officer of Coach, Inc. from 2000 to 2001 and the Chief Financial Officer of Lillian Vernon Corp. from 1998 to 2000. Mr. Randall holds a degree in accounting and is a Certified Public Accountant.  He has more than 40 years of experience in various accounting and finance positions. Mr. Randall joined Aceto’s board in May 2009 and currently serves as chair of its Audit & Risk Committee.  Mr. Randall serves as the Chairman of the Audit Committee of the board of directors for Steven Madden, Ltd. since 2006. Mr. Randall has also served as the Chairman of the Audit Committee of the board of directors for The Burke Rehabilitation Hospital (Burke) in White Plains, NY through December 31, 2011 where he has served since 2005.  Having completed his nine year term limit at Burke in May 2013, Mr. Randall was named Member Emeritus of Burke’s Executive Committee and retains his board seat at Burke’s Foundation Board.  Mr. Randall joined the board of P&F Industries, Inc. in May 2012 and now sits on its Audit Committee, Nominating and Governance Committee and its Strategic Planning and Risk Committee.  Mr. Randall also previously served as a director and chair of the Audit Committee for two unrelated Chinese companies publicly traded in the US, Universal Travel Group and Home Systems Group, from 2007 until 2008 when he resigned from these boards. We believe that Mr. Randall’s executive-level and director experience, as well as his experience in the areas of accounting and corporate finance, as well as financial reporting, gives him the qualifications and skills to serve as one of our directors.

Natasha Giordano.  Ms. Giordano served as the Chief Executive Officer, President and Director of Xanodyne Pharmaceuticals, Inc. a branded specialty pharmaceutical company with development and commercial capabilities focused on pain management, from May 2010 to August 2012 and Chief Operating Officer since 2009. Prior to that, she served as President, Americas for Cegedim Dendrite (formerly Dendrite International Inc.) from 2007 to 2008 and as Senior Vice President of the Global Customer Business Unit of Cegedim Dendrite from 2004 to 2007. She had been with Cegedim Dendrite since 2000 and served as Group President for Global Business Unit for major customers, and Vice President of Global Sales. Earlier in her career, she worked nine years with Parke-Davis then owned by Warner Lambert in several sales and marketing positions including Strategic Alliance management and Sales Integration. Ms. Giordano holds a Bachelors of Science degree from Wagner College in New York and is a Registered Nurse. We believe that Ms. Giordano’s twenty plus years of senior leadership positions in the healthcare and pharmaceutical industry brings to our Board a vast amount of practical experience in general management, strategy, marketing, sales development and compliance, which give her the qualifications and skills to serve as one of our directors.

Alan G. Levin.  Mr. Levin served as Executive Vice President and Chief Financial Officer of Endo Health Solutions Inc. (Endo) from June 2009 until September 2013. Prior to joining Endo, Mr. Levin worked with Texas Pacific Group, a leading private equity firm, and one of their start-up investments. Before that, he was Senior Vice President & Chief Financial Officer of Pfizer, Inc. where he worked for 20 years in a variety of executive positions of increasing responsibility, including Treasurer and Senior Vice President of Finance & Strategic Management for the company’s research and development organization. Mr. Levin received a bachelor’s degree from Princeton University and a master’s degree from New York University’s Stern School of Business. Mr. Levin is a certified public accountant and a member of the Advisory Board of Auven Therapeutics, a private equity fund. We believe that Mr. Levin’s financial experience, including his prior positions as chief financial officer of Endo and Pfizer and executive-level experience in the pharmaceutical industry, as well as his experience in financial reporting, treasury and corporate finance, gives him the qualifications and skills to serve as one of our directors.

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INFORMATION ABOUT THE COMPANY’S COMMITTEES

Board Leadership Structure and Role in Risk Oversight

Since January 2, 2013, Salvatore Guccione has served as Chief Executive Officer, President and Chief Operating Officer. As Chief Executive Officer, Mr. Guccione assumes leadership for all aspects of Aceto Corporation’s operations. He concentrates on strategic issues, long range planning, acquisition activity and day-to-day operations.  Albert L. Eilender, the Chairman of the Board, concentrates on strategic issues while continuing to coordinate the Board’s agenda and investor relations. This structure is designed to sharpen the focus on all aspects of the Company’s business. Hans C. Noetzli is currently our lead independent director. In that role, Mr. Noetzli serves as a liaison between the Chairman of the Board and the independent directors of the Board.

The Board has an active role, directly and through the Board’s committee structure, in the oversight of the Company’s risk management efforts. The audit & risk committee assists the Board in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The committee oversees, reviews, monitors and assesses (including through regular reports by, and discussions with, management), the Company’s processes and policies for risk identification, risk assessment, reporting on risk, risk management and risk control (including with respect to risks arising from the Company’s compensation policies and practices and in connection with the business and operations of its subsidiaries), and the steps that management has taken to identify, assess, monitor, report on, manage and control risks. The Committee also discusses with management the balancing of risk versus reward to the Company and areas of specific risk identified by management and/or the committee.

Audit & Risk Committee

The audit & risk committee is currently comprised of Richard P. Randall (Chairman), William N. Britton and Hans C. Noetzli.  The audit & risk committee recommends to the Board the approval of the Company’s independent registered public accounting firm and reviews management actions in matters relating to audit functions.  The committee reviews with the Company’s independent registered public accounting firm the scope and results of its audit engagement and the Company’s system of internal controls and procedures.  The committee also reviews the effectiveness of procedures intended to prevent violations of laws.  The committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q.  The report of the audit & risk committee for fiscal year 2013 can be found below.

The audit & risk committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

The audit & risk committee assists the Board in performing its oversight responsibilities relating to the Company’s processes and policies with respect to identifying, monitoring, assessing, reporting on, managing and controlling the Company’s business and financial risk. The audit & risk committee discusses with the Company’s Senior Risk Officer, and other members of management responsible for managing risk, areas of specific risk identified by management and/or the Committee.

The Board has determined that all audit & risk committee members are independent under applicable SEC regulations, and based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. Our Board has determined that Mr. Randall qualifies as an “audit committee financial expert” as that term is used in SEC regulations.  The audit & risk committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

The audit & risk committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

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Nominating and Governance Committee

The nominating and governance committee is currently comprised of William N. Britton (Chairman), Hans C. Noetzli and Natasha Giordano, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. In addition, during the fiscal year, Mr. Robert Wiesen served on the nominating and governance committee. Mr. Wiesen will not be standing for reelection. The nominating and governance committee addresses Board organizational issues and reviews the Company’s corporate governance framework. In addition, the nominating and governance committee searches for persons qualified to serve on the Board and monitors, assesses and makes recommendations to the Board annually with respect to the leadership structure of the Board. While the nominating and governance committee does not have a formal policy on diversity for members of the Board, the nominating and governance committee considers diversity of background, experience and qualifications in evaluating prospective Board members.  The committee will evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and considering the qualifications and criteria established by the Board. In selecting the director nominees, the Nominating and Governance Committee and the Board endeavor to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting and finance, knowledge of the industries in which the Company operates, strategic vision, knowledge of international markets, and other areas relevant to the Company’s business. The nominating and governance committee engaged an executive search firm to identify the new nominee, Mr. Levin.

The nominating and governance committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

A shareholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that shareholder’s intent to make the nomination has been given to  Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, with respect to an election to be held at an annual meeting of shareholders (A) not later than the close of business on the 120th day prior to the first anniversary of the date that our Proxy Statement is released to shareholders in connection with the previous year’s annual meeting of shareholders, or (B) (i) if no annual meeting was held in the previous year or (ii) the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (Exchange Act) (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

As described above, the Company’s By-Laws contain provisions which address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company’s annual meeting of shareholders. The nominating and governance committee will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considered for a position on the Board.

Any shareholder nominee recommended by the nominating and governance committee and proposed by the Board for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

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Compensation Committee

The compensation committee is comprised of Hans C. Noetzli (Chairman) and Natasha Giordano, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The NASDAQ Stock Market. In addition, during the fiscal year, Mr. Robert Wiesen served on the compensation committee. Mr. Wiesen will not be standing for reelection. Effective August 2013, Mr. Randall became a member of the compensation committee. The compensation committee conducts reviews of the compensation of the directors, Chief Executive Officer and other senior executive officers of the Company including evaluating and making recommendations to the Board concerning those officers’ benefits, bonus, incentive compensation, severance, equity-based compensation, and other forms of compensation provided by the Company. The compensation committee meets as it determines, but not less frequently than annually. The compensation committee may delegate a portion of its authority to a subcommittee or subcommittees. The compensation committee has the exclusive authority to retain any compensation consultants to be used to assist the committee in the evaluation and determination of the Company’s compensation for its Chief Executive Officer, other senior executive officers and directors.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Compensation Consultant Role

Our compensation committee engaged Hay Group, Inc. (Hay Group), an executive compensation consulting firm, during the fiscal year ended June 30, 2013 to review the design of our annual and long-term incentive plans to ensure that existing plans are effectively aligned and support the strategic direction of our business. In addition, during fiscal 2012, Hay Group was engaged to establish a peer group for executive compensation benchmarking.  Hay Group utilized this new peer group to assess the competitiveness of our named executive officers’ total direct compensation levels, as well as preliminary analyses regarding pay-for-performance test related to The Dodd–Frank Wall Street Reform and Consumer Protection Act. The results of these studies also assisted the compensation committee in the evaluation of Mr. Eilender’s compensation package as Chairman, effective January 2013, when Mr. Guccione took on the role of Chief Executive Officer. In addition, Hay Group conducted a review of our total compensation program, including benefits, for executive officers during the fiscal year ended June 30, 2010.  The compensation committee intends to continue to engage a compensation consulting firm to perform executive and director compensation studies not less frequently than every three years in furtherance of insuring appropriate compensation for these groups.

While Hay Group provided data and advice regarding our compensation practices, it is our compensation committee that exercises autonomy when formulating and presenting recommendations to our Board regarding our compensation practices for our named executive officers. Our compensation committee has assessed Hay Group’s  independence pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Hay Group from independently representing the compensation committee.

Management’s Role in Establishing Our Executive Compensation

Our Chief Executive Officer plays an important role in assisting our compensation committee in establishing the compensation for our executive officers. Key aspects of this role include:

●      suggesting to the compensation committee business performance targets and objectives;

●      evaluating employee performance; and

●      recommending salary and bonus levels and long-term incentive compensation.

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During this process, the compensation committee may ask our Chief Executive Officer and other executive officers to provide guidance to the compensation committee regarding background information for our strategic objectives, an evaluation of the performance of our executive officers, and compensation recommendations as to the executive officers. Members of the compensation committee met informally with our Chief Executive Officer throughout the year to discuss compensation matters and compensation policies in order to obtain insight regarding the day-to-day performance of each of our executive officers.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2013, the Board held five meetings and acted by unanimous written consent five times.  Each director attended at least 75% of the board’s meetings and 75% of the meetings of the board committees on which he or she served.

At most scheduled meetings of the Board, the independent members of the Board meet separately in executive session without management being present.  A lead independent director elected by the independent directors is responsible for chairing such executive sessions.  Currently, the lead independent director is Hans C. Noetzli.

During the Company’s fiscal year ended June 30, 2013, the compensation committee met five times, the audit & risk committee met five times and the nominating and governance committee met six times.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2012 annual meeting of shareholders.

Communications by our Shareholders to the Board

The Board recommends that shareholders direct to the Company’s secretary any communications intended for the Board. Shareholders can send communications by e-mail to srogers@aceto.com, by facsimile to (516) 627-6093, or by mail to Steven Rogers, Senior Vice President, General Counsel and Corporate Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The Board has instructed the secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board’s consideration. Any such items may be forwarded elsewhere in the Company for review and possible response. The Company has adopted a Non-Retaliation Policy, or a whistleblower policy, which establishes procedures for submitting these types of concerns, either personally or anonymously through a toll free telephone “hotline” operated by an independent party.  A copy of our Non-Retaliation Policy is available on our website at www.aceto.com.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards.  In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis, for, a number of corporate governance standards and disclosure requirements.  In addition, the NASDAQ Stock Market has corporate governance and listing requirements.  The Board has initiated numerous actions consistent with these rules and will continue to monitor developments in the area of corporate governance regularly.

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Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics for all Aceto directors and employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.  This Code of Business Conduct and Ethics is in accordance with NASDAQ Listing Rule 5610 and is published on the Company’s corporate website – www.aceto.com.  We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website, www.aceto.com.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures.  The disclosure committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company’s directors and certain officers and beneficial owners of more than 10% of the Company’s Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities.  Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company’s fiscal year ended June 30, 2013 except for a late Form 4 for one transaction for Mr. Saint-Clair, a former executive officer, that was filed two days late.

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EXECUTIVE OFFICERS

The executive officers of Aceto, and their ages, as of October 8, 2013, are as follows:

Name	Age	Position
Salvatore Guccione	50	President and Chief Executive Officer
Douglas Roth	56	Senior Vice President and Chief Financial Officer
Albert L. Eilender	70	Chairman
Ronald Gold	54	President and Chief Operating Officer, Rising Pharm.(1)
Frank DeBenedittis	59	Senior Vice President, Corporate Business Development
David B. Rosen	55	Senior Vice President, Business Development
Charles J. Alaimo	47	Senior Vice President, Human Resources
Raymond Bartone	51	Senior Vice President, Nutritionals
Steven Rogers	52	Senior Vice President, General Counsel and Corporate Secretary
Nicholas Shackley	49	Senior Vice President, Pharmaceutical Ingredients
Satish Srinivasan	44	President and Chief Operating Officer, Rising Pharm.(1)
Roger G. Weaving, Jr.	54	Senior Vice President, Performance Chemicals
(1) On April 23, 2013, Mr. Gold informed the Company that he did not intend to remain employed with Rising subsequent to December 31, 2013, the expiration date of his three-year employment agreement. On June 13, 2013, the Company announced that Mr. Srinivasan has accepted the position of President and Chief Operating Officer of Rising, effective July 15, 2013. During a transition period, Messrs. Gold and Srinivasan will have the same title.

Salvatore Guccione. Mr. Guccione is the Chief Executive Officer, President and Chief Operating Officer of Aceto. Mr. Guccione joined Aceto’s Board in May 2011 and in December 2011 was appointed President and Chief Operating Officer of the Company. In January 2013 he was also appointed Chief Executive Officer. Mr. Guccione was formerly an Operating Partner at Arsenal Capital Partners, a private equity investment firm based in New York. Prior to that, Mr. Guccione was the Chief Executive Officer and the Chief Financial Officer of WIL Research Laboratories from 2006 to 2009 and the Chief Financial Officer of International Specialty Products from 2004 to 2005. In addition, Mr. Guccione held various positions at Cambrex Corporation from 1995 to 2004, including Executive Vice President, Strategy and Chief Financial Officer. From 1987 to 1995, Mr. Guccione held various positions at International Specialty Products, including Vice President and General Manager, Personal Care and Director, Corporate Development. Mr. Guccione holds a Bachelor degree in Chemical Engineering from Lehigh University and an MBA in Finance from New York University’s Stern School of Business.  Mr. Guccione previously served on the board of directors of ReSearch Pharmaceutical Services, Inc., a privately held company, from November 2011 to September 2013. In addition, Mr. Guccione previously served on the boards of Royal Adhesives & Sealants Holdings and DG3 Holdings from 2010 to October 2011.

Douglas Roth. Mr. Roth has been Senior Vice President and Chief Financial Officer since March, 2010 and had previously been Vice President and Chief Financial Officer since joining the Company in May, 2001. Prior to joining the Company, Mr. Roth was the Vice President and Chief Financial Officer of CitySprint 1-800 Deliver from September 1998 through April 2001. Mr. Roth holds a bachelor degree in accounting from the State University of New York at Oswego and an MBA in finance from Fordham University.

Albert L. Eilender. Mr. Eilender has been the Chairman of the Board since October 2009. He joined the Board in 2000, was the lead independent director from 2005 to September 2009 and served as Chief Executive Officer of the Company from September 2010 to January 2013.  He is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. Mr. Eilender has not been active in the operations of this enterprise since October 2009. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career.

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Ronald Gold. Mr. Gold has been President and CEO of Rising Pharmaceuticals, Inc. (“Rising”) since March 1999. On December 31, 2010, the Company acquired certain assets of Rising, a New Jersey based company that markets and distributes generic prescription and over the counter pharmaceutical products to leading wholesalers, chain drug stores, distributors, mass market merchandisers and others under its own label, throughout the United States. Mr. Gold was a majority owner of Rising and is now President and COO of Rising since the acquisition. As President and COO of Rising, he oversees all aspects of Rising. Mr. Gold is a minority owner of ipMedica, Inc., a medical transcription company to which Mr. Gold provides periodic advice concerning strategic planning. Mr. Gold is also Managing Member and President of T&G Group, Inc. since October 1992, a real estate investment and management company for which Mr. Gold provides general oversight, and minority owner and a Managing Member of Mirror Pharmaceuticals LLC, for which he provides general advice on a periodic basis.  On April 23, 2013, Mr. Gold informed the Company that he does not intend to remain employed with Rising subsequent to December 31, 2013, the expiration date of the three-year employment agreement entered into when he sold substantially all of the assets of Rising.  Mr. Gold has a B.S. in Accounting from Northeastern University.

Frank DeBenedittis. Mr. DeBenedittis has served as Senior Vice President, Corporate Business Development since August 2011 and International Senior Vice President, Active Pharmaceutical Ingredients since February 2011. Prior to that, Mr. DeBenedittis was Executive Vice President since January 2009 and Senior Vice President of the Company since 2001.  Mr. DeBenedittis joined the Company in 1979 as a marketing assistant and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President. In addition, Mr. DeBenedittis currently serves on the board of directors of Rising Pharmaceuticals, Inc., a wholly owned subsidiary of the Company. Mr. DeBenedittis holds a B.A. in Chemistry from Stony Brook University.

David B. Rosen. Mr. Rosen has been Executive Vice President of Rising since March 2000.  Prior to the Rising acquisition, Mr. Rosen was a minority owner of Rising and is now Senior Vice President of Rising since the acquisition. As Executive Vice President of Rising, he oversaw all aspects of product development, information technology and quality control at Rising. Mr. Rosen is also a majority owner of ipMedica, Inc., a medical transcription company, since August 1999, to which Mr. Rosen provides general oversight and strategic planning services. In addition, Mr. Rosen has a minority investment in Mirror Pharmaceuticals LLC, an FDA-approved manufacturer of solid dose pharmaceutical products.  On April 23, 2013, Mr. Rosen informed the Company that he does not intend to remain employed with Rising subsequent to December 31, 2013, the expiration date of the three-year employment agreement entered into with Rising.  Mr. Rosen has a B.A. (Summa Cum Laude) in Economics and Political Science from Queens College (CUNY).

Charles J. Alaimo. Mr. Alaimo has been Senior Vice President, Human Resources of the Company since July 2012 and Vice President, Human Resources, since January 2011.  Mr. Alaimo oversees the global human resources functions.  Prior to joining the Company, from 2008 to 2011, Mr. Alaimo was Director, Global Human Resources for Coby Electronics where he oversaw all human resources activities for this private consumer electronics company. From 2004 to 2007, he was Director, Human Resources and General Affairs for TDK Electronics Corporation. Mr. Alaimo also served as Regional Manager, Human Resources for Group One Trading, LP a private, derivatives trading firm from 2000 to 2004.  Mr. Alaimo earned his B.B.A. in Human Resources Management from Baruch College in 1989 and a M.S. in Industrial and Labor Relations from Baruch College in 2005.

Raymond Bartone. Mr. Bartone has been Senior Vice President, Nutritionals since July 2012 and International Vice President, Nutritionals since July 2005. Mr. Bartone joined the Company in 1991 as a sales representative and held various positions within the Company including Assistant Product Manager, Product Manager, Assistant Vice President and Vice President.  Mr. Bartone holds a B.A. in Chemistry from Manhattanville College and a M.S. in Chemical Engineering from Manhattan College.

Steven Rogers. Mr. Rogers has been Senior Vice President, General Counsel and Corporate Secretary of the Company since October 2011 and Vice President, General Counsel and Corporate Secretary, since April 2011.  Prior to joining the Company, Mr. Rogers was the General Counsel of Rising, certain assets of which the Company acquired in December 2010. Mr. Rogers oversees all legal and regulatory matters and provides legal counsel to the Company’s senior management and the Board. From 1986 to 1994, Mr. Rogers was a corporate litigator at Kelley Drye & Warren LLP. From 1994 to 1997, he was Associate General Counsel/First Vice-President of PaineWebber, Inc. From 1997 to 2009, he served as General Counsel of LibertyView Capital Management, a SEC-registered investment adviser, owned by Credit Agricole and then Neuberger Berman, LLC, where he was responsible for all legal, compliance and regulatory matters and oversaw the research and risk departments.  Mr. Rogers earned his J.D. from the Fordham University School of Law in 1986 and a B.A. in History from the State University of New York at Binghamton in 1983. He is a member of the New York and Connecticut State Bars, as well as various federal courts including the United States Supreme Court.

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Nicholas Shackley. Mr. Shackley joined Aceto in August 2011 as International Senior Vice President, Active Pharmaceutical Ingredients and became Senior Vice President, Pharmaceutical Ingredients in July 2012. Prior to joining Aceto, Mr. Shackley had a 25 year professional career starting in England with the former British company ICI Specialties. He then transferred to the USA and joined Zeneca Specialties which was the predecessor company of Avecia Inc for 8 years, primarily in executive sales and business development roles. In 2004 he joined Cambrex where he took leadership positions in Sales, Marketing & Business Development in both Pharma and Biopharma capacities. In 2008, Mr. Shackley joined BASF and had P&L responsibility for their Pharmaceutical Ingredients and Service Business Unit as their Vice President-North America. Nicholas holds a Chemical Engineering degree from the Imperial College of London.

Satish Srinivasan. Mr. Srinivasan has been the President and COO of Rising Pharmaceuticals, Inc. (“Rising”) since July 2013.  Mr. Srinivasan has nearly twenty years of experience in the generic pharmaceutical industry, all with Orchid Chemicals & Pharmaceuticals Ltd (“OCP”).  Over the years, he has held various business development, operating and management roles, serving most recently as the President and CEO of Orchid Pharma, Inc. and Orgenus Pharma Inc., the U.S. operating subsidiaries of OCP, a vertically integrated company spanning the entire pharmaceutical value chain from discovery to marketing.  Mr. Srinivasan holds a Bachelor of Science in Pharmacy from the University of Bombay and a Masters of Science in Pharmacy Administration from the University of Illinois.

Roger G. Weaving, Jr. Mr. Weaving has been Senior Vice President since November 2010 and Vice President since 2002. Mr. Weaving joined the Company in 1984 and over the years has held various positions in the Specialty Chemicals business unit. Mr. Weaving has been a member of the Board of Governors for the Color Pigments Manufacturers Association, Inc. since 2004. Mr. Weaving received an A.B. degree from Dartmouth College and an M.S. in Chemistry from the University of Rochester.

The executive officers of the Company are elected annually by the Board at its meeting held immediately after the annual meeting of shareholders and will hold office for one year and until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The primary objective of our compensation program is to provide competitive compensation and benefit plans that enable us to attract, motivate and retain highly qualified, experienced executives and reward them for performance that creates long-term shareholder value. We strive to reward our named executive officers fairly and competitively through a properly balanced mix of base salary, short-term and long-term incentives, benefits, career growth and development opportunities. We believe this mix drives company performance and assists with employee retention.  Although the weighting of our compensation for our named executive officers favors salary and annual incentive, the compensation committee will continue to strive to enhance our long-term incentive compensation portion of executive compensation. Historically, our compensation program has provided a strong balance of retention and ownership with a direct linkage to the Company’s operating and shareholder performance.

Our named executive officers for our fiscal year ended June 30, 2013 were the following individuals:

Salvatore Guccione, President and Chief Executive Officer
Douglas Roth, Senior Vice President and Chief Financial Officer
Albert L. Eilender, Chairman
Ronald Gold, President and Chief Operating Officer, Rising Pharm.
Frank DeBenedittis, Senior Vice President, Corporate Business Development
David Rosen, Senior Vice President, Business Development

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Our Compensation Philosophy and Objectives

Our executive compensation program is designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Consistent with those purposes, our compensation philosophy embodies the following principles:

● the compensation program should reward the achievement of our strategic initiatives and short-term and long-term operating and financial goals, and provide disincentives for underperformance;

● compensation should reflect differences in position and responsibility;

● compensation should be comprised of a mix of cash and equity-based compensation that aligns the short-term and long-term interests of our executives with those of our shareholders; and

● the compensation program should be understandable and transparent.

In structuring a compensation program that implements these principles, we have developed the following objectives for our executive compensation program:

● overall compensation levels should be competitive and should be set at levels necessary to attract and retain talented leaders and motivate them to achieve superior results;

● a portion of total compensation should be contingent on, and variable with achievement of objective corporate performance goals;

● total compensation should be higher for individuals with greater responsibility and greater ability to influence achievement of our operating and financial goals and strategic initiatives;

● the number of different elements in our compensation program should be limited, and those elements should be effectively communicated to and understood by executives and shareholders; and

● compensation should be set at levels that promote a sense of equity among all employees and appropriate stewardship of corporate resources, while giving due regard to our industry and any premiums that may be necessary in order to attract top talent at the executive level.

Consideration of Last Year’s “Say on Pay” Advisory Vote

At last year’s annual meeting of shareholders, we held an advisory shareholder vote on executive compensation.  More than 95% of the shares that voted approved our executive compensation described in last year’s proxy statement. The compensation committee viewed the results of this vote as a strong indication that the Company’s shareholders support the compensation policies and practices of the Company.  Accordingly, the results of this vote did not affect the Company’s executive compensation decisions and policies for our named executive officers during the fiscal year ended June 30, 2013.

Elements of Our Executive Compensation

Our executive compensation program has historically been comprised of base salary, performance-based annual cash incentives, long-term equity incentive awards and fringe benefits. These elements of compensation have been supplemented by benefit plans to which the Company contributes, including our 401(k) plan and our supplemental executive retirement plan, as well as life insurance premiums paid by the Company for employee life insurance policies. We look to the experience and judgment of our compensation committee to determine what it believes to be the appropriate mix of the compensation for each executive. In allocating compensation among the various elements, the compensation committee considers many factors including market data, Company performance, individual performance,  the impact of the executive’s position on the Company, individual past performance,  experience in the position, any anticipated increase in the individual’s responsibilities, internal pay equity for comparable positions, and succession planning and retention strategies.

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With the adoption of  the Aceto Corporation 2010 Equity Participation Plan (the “2010 Plan”) in December 2010, our long-term incentive compensation component has been increased for our executive officers, making a larger portion of their annual total direct compensation dependent on long-term stock appreciation and long-term company financial and operating performance. We have concluded that shifting some executive compensation to long-term incentive compensation will further align our executive officers’ goals and interests with those of our shareholders and encourage long-term retention and operational and financial success.

During the reviews with Hay Group, our compensation committee compared the compensation we have paid in recent years to our Chief Executive Officer, Chief Financial Officer and other most highly compensated executive officers to our peer group. The peer group was created in fiscal 2012 and modified during fiscal 2013 to include more generic pharmaceutical companies to reflect the Company’s strategic direction. Our peer group companies were:  Albany Molecular Research Inc., American Vanguard Corp., Balchem Corp., Cambrex Corp., Hawkins Inc., Hi Tech Pharmacal Co Inc., Impax Laboratories Inc., Innophos Holdings, Innospec Inc., Lawson Products, Myers Industries Inc., Prestige Brand Holdings, Quaker Chemical Corp., Rogers Corp., and Usana Health Sciences Inc.  These studies were utilized for benchmarking Aceto’s executive officers.  The compensation committee’s benchmarking criteria for these purposes was limited to comparisons of executive base salary compensation, although the consultant also provided the compensation committee with general information regarding annual performance awards, long term incentive compensation, total cash compensation (base salary plus annual performance awards), and total direct compensation (total cash compensation plus long-term incentive compensation) of our peer group.

Base Salary

We provide our executive officers with base salary to provide them with a fixed base amount of compensation for services rendered during a fiscal year. We believe this is consistent with competitive practices and will help assure our retention of qualified leadership in those positions. We intend to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience, taking into consideration changes from time to time in the consumer price index and whether competitive adjustments are necessary to promote retention. Consideration also is given in each case to the historical results achieved by each executive and the Company during each executive’s tenure, to whether each executive is enhancing the team oriented nature of the executive group, the potential of each executive to achieve future success, and the scope of responsibilities and experience of each executive. In addition, evaluations are made regarding the competencies of each executive officer that are considered essential to our success.

The compensation committee evaluated the historical performance of our executive officers and considered the compensation levels and programs within the peer group before it made its fiscal 2013 compensation recommendations to the full board. Based upon the benchmarking study performed by Hay Group in the prior fiscal year, it was recommended by the compensation committee, and approved by the Board, that we adjust our current peer group target from third quartile to median plus or minus 15%. Aceto’s peer group consists of materially larger companies that have a higher emphasis towards manufacturing than distribution. Given the fact that the nature of our business is less capital-intensive than the peer group companies, we expect peer group executive pay levels to be higher. The base salaries of our named executive officers are competitive and are within the peer group third quartile. Aceto’s target annual incentive opportunities as a percentage of base salary appear to be below market levels; however, when coupled with above-market salaries, target annual cash levels remain competitive. The compensation committee therefore recommended and the Board approved increases in base salaries of our executive officers in average ranges of 2.5 to 5% for fiscal 2014.

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Annual Performance Awards

We grant annual performance awards to encourage achievement of goals established for our short-term and long-term financial and operating results, and to reward our executive officers for consistent performance in assisting us in achieving those goals.  Pre-determined annual performance measures were utilized in connection with our current fiscal year ended June 30, 2013.

For our fiscal year ended June 30, 2013, the annual performance award criteria for 70% of the awards payable under our Executive Award Plan established by our compensation committee, and approved by the Board, were based upon results obtained with respect to the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our named executive officers who oversee our Rising segment, the performance-based objective bonus criteria also included results obtained with respect to sales and adjusted pre-tax income for the Rising business segment.  For Messrs. Guccione, Roth, Eilender and DeBenedittis, the financial factors were weighted at 11.67% for company sales, 35% for company net income, 23.33% for company earnings per share and the individual performance goals (which are subjective in nature) included 30% weighting. For Messrs. Gold and Rosen, their annual performance award was based upon the weighting of 23.33% of Rising sales, and 29.17% of Rising’s earnings before interest, taxes, depreciation and amortization (EBITDA) and 17.5% on Aceto’s consolidated earnings per share. Mr. Gold’s and Mr. Rosen’s annual performance award also included individual performance goals that represented 30% of their awards. The specific performance-related financial factors at the minimum, target and maximum levels for the fiscal year ended June 30, 2013 were:

Performance Metric	Minimum	Target	Maximum	Actual Results
Company Sales	$344,831,000	$459,774,000	$574,718,000	$499,690,000
Company Net Income	$14,010,000	$18,680,000	$23,350,000	$24,307,000	*
Company Earnings Per Share	$0.53	$0.70	$0.88	$0.89	*
*A reconciliation to the most directly comparable US GAAP measure is provided on the internet at www.aceto.com at Investors, Financial Information, Annual Meeting.

The annual award percentages at the minimum, target and maximum levels for the fiscal year ended June 30, 2013 for each of the named executive officers were as follows:

Executive Officer	Minimum	Target	Maximum
Salvatore Guccione	27.5% of base salary	55% of base salary	82.5% of base salary
Douglas Roth	20% of base salary	40% of base salary	60% of base salary
Albert L. Eilender	27.5% of base salary	55% of base salary	82.5% of base salary
Ronald Gold	20% of base salary	40% of base salary	60% of base salary
Frank DeBenedittis	17.5% of base salary	35% of base salary	52.5% of base salary
David Rosen	15% of base salary	30% of base salary	45% of base salary

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The following describes the performance-based bonus criteria for each named executive officer:

Salvatore Guccione, President and Chief Executive Officer. Mr. Guccione’s 2013 annual performance award of $370,145 was based upon company sales, company net income and earnings per share, excluding one-time adjustments to income. Mr. Guccione’s annual performance award was affected by his achievement of individual performance goals including the increase in the number of business opportunities on a consolidated basis, as well expansion of business network by taking on a more active role in trade association meetings. Mr. Guccione received an additional $75,000 special performance award for the successful integration of Rising within Aceto, researching, recruiting and hiring a new President of Rising, as well as ensuring a smooth transition of Messrs. Gold and Rosen through December 31, 2013.

Douglas Roth, Chief Financial Officer. Mr. Roth’s 2013 annual performance award of $183,364 was based upon the result of the Company’s performance including sales, net income and earnings per share, excluding one-time adjustments to income. In addition to the Company’s financial performance, Mr. Roth’s annual performance award was affected by his achievement of certain individual performance goals including the review of our corporate tax strategy and the design of metrics used to analyze administrative costs on a world-wide basis.

Albert L. Eilender, Chairman.   Mr. Eilender’s 2013 annual performance award of $446,068 was based upon company sales and company net income, earnings per share, excluding one-time adjustments to income and individual performance goals. Mr. Eilender’s individual performance goals included transitioning Mr. Guccione to our compensation programs, actively participating in seeking and negotiating merger and acquisition deals, as well as working towards increasing our corporate visibility with potential shareholders and investors. Mr. Eilender received an additional $75,000 special performance award for the successful integration of Rising within Aceto, researching, recruiting and hiring a new President of Rising, as well as ensuring a smooth transition of Messrs. Gold and Rosen through December 31, 2013.

Ronald Gold, President and Chief Operating Officer, Rising Pharm. Mr. Gold’s annual performance award of $285,000 was a result of the Company’s earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and EBITDA of the Rising business unit, which is part of the Company’s Human Health business segment.  In addition, the 2013 annual performance award was based upon individual performance goals tailored to Mr. Gold, including the mentoring of Aceto personnel, working with the product development and sales teams to continue to grow our product pipeline and increase market share, as well as working with the Nutritional team to become acclimated with customers, suppliers and products.

Frank DeBenedittis, Senior Vice President, Corporate Business Development. Mr. DeBenedittis’s annual performance award of $144,482 was based upon the result of the Company’s performance including sales, net income and earnings per share, excluding one-time adjustments to income. In addition, the 2013 annual performance award was based upon individual performance goals tailored to Mr. DeBenedittis, including establishment of a systematic approach for evaluating patent expiration dates, coordinate with business unit managers to increase sales activities in the U.S. and Europe, as well as leveraging his knowledge and experience in identifying synergistic opportunities. Mr. DeBenedittis received an additional $100,000 special performance award for the increase in the sales volume of reorders of certain API’s.

David Rosen, Senior Vice President, Business Development.  Mr. Rosen’s annual performance award of $139,050 was a result of the Company’s earnings per share, excluding one-time adjustments to income, as well as results obtained with respect to sales and EBITDA of the Rising business unit, which is part of the Company’s Human Health business segment.  In addition, the 2013 annual performance award was based upon individual performance goals tailored to Mr. Rosen, including the budget for development of a minimum of eight new products, identify relationships with branded companies, as well as the development of an enhanced database for project management purposes.

The compensation committee recommended and the Board approved continued use of objective performance criteria to determine annual performance awards for the fiscal year ending June 30, 2014. The precise criteria that we will use to determine the annual performance award for our executive officers will vary depending on each officer’s specific responsibilities. In all cases, annual performance awards paid to any one individual cannot exceed two times the individual’s base salary.

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Long-Term Incentive Compensation

Based upon the reviews by Hay Group in fiscal 2013 and in prior years, our compensation committee recommended that our compensation mix include a greater proportion of long-term incentive compensation. We continue to place increasing emphasis on compensation tied to the Company’s long-term financial and operating performance. We believe that these incentives further align management’s interest with the interests of our shareholders.

For fiscal 2013, our compensation committee recommended and the Board approved, a three year long term incentive compensation program pursuant to the 2010 Plan consisting of restricted stock and performance-vested restricted stock units for our executive officers. The restricted stock awards vest over three years.  Performance-vested restricted stock units will cliff vest 100% at the end of the third year following the grant upon the attainment of pre-tax income and total shareholder return performance goals relative to the Russell 2000 Index.  The number of shares subject to the 2013 long term incentive awards are set forth in the table entitled “2013 Grants of Plan-Based Awards.”

Recoupment of Awards

Each performance award paid shall for a period of  two years (or such longer period as the compensation committee may determine in its discretion) be subject, to forfeiture, cancelation and/or repayment to the Company if: (i) the payment of such award (or portion thereof) was predicated upon the achievement of certain financial results or other performance criteria; (ii) in the compensation committee’s view, the participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in one or more material acts of fraud or misconduct that caused or partially caused the need for a financial restatement by the Company; and (iii) in the compensation committee’s view, a lesser payment (or no payment) of such award would have occurred based on a correct calculation or upon restated financial results or other performance criteria.

Other Compensation

Our U.S. executive officers may also participate in our 401(k) plan on the same terms as the rest of our eligible employees. We currently make a non-elective contribution on behalf of each of our participating employees equal to 3% of the participant’s eligible compensation, including base salary and bonus, up to a maximum of $255,000 of eligible compensation. We also have historically made discretionary contributions for each of our participating employees on an annual basis up to approximately 8% of the participant’s eligible compensation.  Our participating employees are fully vested in both their salary deferrals and non-elective contributions, but Company discretionary contributions vest at the rate of 20% per year with 100% vesting after five years of participation.

We also maintain a supplemental executive retirement plan, commonly called a “SERP”. This plan is a non-qualified deferred compensation plan intended to provide management employees whose eligible annual compensation exceeds $100,000 with supplemental retirement benefits. Annual Company contributions to the SERP are fixed by the Board and vest at the rate of 20% per year of service over five consecutive years. In addition to Company contributions, participants can elect to defer some or all of their bonus compensation into their SERP account for the following year.

Perquisites

We allow certain of our executive officers to use a Company automobile as a perquisite to enhance our compensation package and make it more attractive relative to our competition. The financial value of the personal use of a Company automobile for each of these executive officers for our fiscal year ended June 30, 2013 is set forth in footnote six to the All Other Compensation column of the Summary Compensation Table contained in this proxy statement.

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Stock Ownership Requirements

In order to further align management’s interest with the interests of our shareholders, our compensation committee established, and the Board approved, stock ownership requirements for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. These stock ownership requirements provide that our Chief Executive Officer must own shares of our common stock valued at two and a half times his base salary and our Chief Financial Officer and our three other most highly compensated executive officers must own shares of our common stock valued at one and a quarter times their base salaries in each case by October 1, 2015. As of the record date, the named executive officers have either met the stock ownership requirements or are projected to meet the requirements. The stock ownership program also includes as a guideline, but not a requirement, that all our other executive officers own shares of our common stock valued at one half times base salary by such date.  Shares of our restricted stock that are granted but not yet vested count toward these stock ownership guidelines

The stock ownership program also includes as a guideline, but not a requirement, that all non-employee directors achieve a level of ownership of our common stock, including restricted stock granted but not yet vested, valued at three times the annual cash retainer by January 2017. All directors standing for reelection have met this guideline.

Tax and Accounting Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1 million paid to named executive officers (other than our Chief Financial Officer) is not deductible unless it satisfies the exception for qualified performance-based compensation under Section 162(m).  Our compensation committee and Board generally consider all current compensation paid to our named executive officers (other than base salary) to be performance-based, even though certain elements of our compensation may not satisfy the more limited exception for qualified performance-based compensation under Section 162(m).   However, stock options awarded to our named executive officers are designed to qualify as qualified performance-based compensation under Section 162(m), as is the portion of annual bonuses tied to the achievement of financial targets under our Executive Performance Award Plan, which was approved by our shareholders at the 2012 annual meeting.  None of the compensation we paid during fiscal 2013 was rendered nondeductible by virtue of Section 162(m).  While the compensation committee will continue to consider the impact of Section 162(m) on our compensation program, it reserves the right to pay nondeductible compensation in the future if it determines that it is appropriate to do so. It is our policy to review all compensation plans and policies against tax, accounting, and SEC regulations, including Section 162(m), Internal Revenue Code Section 409A, and generally accepted accounting principles.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for its last completed fiscal year.

Hans C. Noetzli (Chairman)
Natasha Giordano

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the compensation of our named executive officers for the fiscal years ended June 30, 2013, June 30, 2012 and June 30, 2011.  Except as set forth below, no other compensation was paid to these individuals during the year.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards(3)	Non-Equity Incentive Plan Compensation (4)		All Other Compen- sation (6)	Total

Salvatore Guccione	2013	$487,038	$-	$235,692	$-	$445,145	(5)	$78,834	$1,246,709
President and Chief Executive	2012	245,192	-	267,950	152,060	122,310	(5)	36,619	824,131
Officer

Douglas Roth	2013	325,500	-	135,531	-	183,364	(5)	54,840	699,235
Chief Financial Officer	2012	310,918	-	42,213	12,600	238,177	(5)	63,031	666,939
	2011	309,512	-	124,160	57,600	183,770	(5)	57,173	732,215

Albert L. Eilender	2013	576,594	-	288,150	-	521,068		79,581	1,465,393
Chairman	2012	625,961	-	101,869	31,500	615,638		87,029	1,461,997
	2011	491,538	-	186,240	86,400	475,250		67,376	1,306,804

Ronald Gold	2013	475,500	-	140,916	-	285,000		57,856	959,272
President and COO of Rising	2012	425,000	-	38,550	12,600	179,006		51,347	706,503
	2011	196,154	-	-	-	42,500		29,200	267,854

Frank DeBenedittis	2013	293,168	-	77,368	-	244,482		51,977	666,995
Senior Vice President	2012	284,144	-	33,956	10,500	207,660		54,509	590,769
	2011	293,878	-	62,080	28,800	120,136		45,003	549,897

David Rosen	2013	309,500	-	56,239	-	139,050		41,758	546,547
Senior Vice President	2012	300,001	-	32,125	10,500	94,768		38,726	476,120
	2011	138,462	-	-	-	22,500		16,600	177,562

(1)  Bonuses paid during 2013, 2012 and 2011 pursuant to the Company’s bonus plan are reflected under the column entitled “Non-Equity Incentive Plan Compensation.”  The Company did not pay discretionary bonuses during 2013, 2012 and 2011; all bonuses were performance-based.

(2)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards and restricted stock units granted during the year computed in accordance with generally accepted accounting principles.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of option awards granted during the year in accordance with generally accepted accounting principles. The aggregate grant date fair value of each option was estimated using the Black-Scholes option-pricing model and the assumptions used in the calculation of these amounts for fiscal years ended June 30, 2012 and June 30, 2011 are included in Note 10 to the Company’s audited financial statements for the fiscal year ended June 30, 2013, included in the Company’s Annual Report on Form 10-K filed with the SEC on August 29, 2013.  There were no stock options granted during fiscal 2013.

(4)  Reflects cash bonuses under the Company’s bonus plan.  Bonuses listed for a particular year represent bonuses earned and paid with respect to such year even though the bonuses have been paid during the first quarter of the subsequent year.

(5)  The bonus amount for Mr. Roth includes $18,336, $23,817 and $17,028 of restricted stock, which was received by Mr. Roth in lieu of a portion of his bonus for fiscal years 2013, 2012 and 2011, respectively. The bonus amount for Mr. Guccione includes $37,015 and $18,346 of restricted stock, which was received by Mr. Guccione in lieu of a portion of his bonus for fiscal year 2013 and 2012.

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(6)  All Other Compensation consists of the personal use of a Company owned automobile, contributions to retirement plans, and compensation recognized from the issuance of premium shares of restricted stock as follows:

Name	Year	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($) (7)	Total Other Compensation ($)

S. Guccione	2013	$13,371	$65,463	$-	$78,834
	2012	891	35,728	-	36,619

D. Roth	2013	8,285	44,297	2,258	54,840
	2012	8,994	46,442	7,595	63,031
	2011	8,487	43,502	5,184	57,173

A. Eilender	2013	5,841	73,740	-	79,581
	2012	5,961	81,068	-	87,029
	2011	199	67,177	-	67,376

R. Gold	2013	-	57,856	-	57,856
	2012	2,159	49,188	-	51,347
	2011	-	29,200	-	29,200

F. DeBenedittis	2013	6,241	45,736	-	51,977
	2012	10,931	43,578	-	54,509
	2011	5,465	39,538	-	45,003

D. Rosen	2013	-	41,758	-	41,758
	2012	-	38,726	-	38,726
	2011	-	16,600	-	16,600

(7)  Eligible employees have the right to purchase restricted stock with a portion of their annual bonus (up to 20%). Each restricted stock purchase is entitled to a premium equal to 25% of the number of shares of the purchase, paid on the third anniversary of the purchase, only if the employee is still employed with the Company.

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2013 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Salvatore Guccione	09/06/12	$134,062	$268,125	$402,187	6,250	12,500	18,750	12,500	-	-	235,692
Douglas Roth	09/06/12	65,000	130,000	195,000	3,500	7,000	10,500	7,000	-	-	135,531
Albert Eilender	09/06/12	158,125	316,250	474,375	7,500	15,000	22,500	15,000	-	-	288,150
Ronald Gold	09/06/12	95,000	190,000	285,000	3,750	7,500	11,250	7,500	-	-	140,916
Frank DeBenedittis	09/06/12	51,217	102,434	153,651	2,000	4,000	6,000	4,000	-	-	77,368
David Rosen	09/06/12	46,350	92,700	139,050	1,000	2,000	3,000	4,000	-	-	56,239

(1)  Actual awards paid for 2013 performance are included in the Summary Compensation Table under the column Non-Equity Incentive Plan Compensation, while opportunities for 2013 at threshold, target and maximum are included in the above 2013 Grants of Plan-Based Awards.  These amounts were determined using the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our executives who oversee our business segments, the performance-based objective bonus criteria included results obtained with respect to sales and EBITDA for their respective business segments and company earnings per share. In addition, the bonus criteria included results obtained with respect to certain individual goals that were tailored for each executive officer and approved by our compensation committee.

(2)  Represents a grant of performance-vested restricted stock units, which grant could be as much as 150% of the original grant if certain performance criteria, including adjusted pre-tax income and total shareholder return are met. Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the applicable executive officer’s performance-vested restricted stock unit grant.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards, restricted stock units and option awards granted during the year computed in accordance with generally accepted accounting principles. These awards relate to equity awards granted in connection with the Company’s long-term incentive compensation program.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of June 30, 2013 for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)

Salvatore Guccione	20,834	41,666	5.77	10/05/2021	54,482	758,934
	4,333	8,667	6.76	12/01/2021

Douglas Roth	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018	30,776	428,710
	13,333 2,000	6,667 4,000	7.76 6.18	12/02/2020 08/03/2021

Albert Eilender	10,125	-	10.94	09/09/2014	60,288	839,812
	13,000	-	6.82	01/03/2016
	9,281	-	8.35	12/07/2016
	6,199	-	8.05	12/06/2017
	20,000 5,000	10,000 10,000	7.76 6.18	12/02/2020 08/03/2021

Ronald Gold	2,000	4,000	6.18	08/03/2021	20,127	280,369

Frank DeBenedittis	30,000	-	10.94	09/09/2014	18,097	252,091
	5,000 5,000	- -	8.05 8.62	12/06/2017 12/04/2018
	6,666 1,666	3,334 3,334	7.76 6.18	12/02/2020 08/03/2021

David Rosen	1,666	3,334	6.18	08/03/2021	10,272	143,089

(1)  The stock options vest over three years and have a term of ten years from the date of grant.  The restricted stock awards also vest over three years.  Performance-vested restricted stock units will cliff vest 100% at the end of the third year following grant in accordance with the performance metrics set forth in the award.

(2)  Reflects amounts based on the closing market price of the Company’s common stock of $13.93 per share on June 30, 2013.

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OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Salvatore Guccione	-	-	14,269	137,955

Douglas Roth	39,000	95,053	3,666	35,161

Albert L. Eilender	20,250	76,140	6,499	61,801

Ronald Gold	-	-	999	9,051

Frank DeBenedittis	19,000	75,880	2,166	20,597

David Rosen	-	-	833	7,547

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the Non-Qualified Deferred Compensation amounts earned by the named executive officers during fiscal 2013:

Name	Executive Contributions in Last FY($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE($)
Salvatore Guccione	$-	$37,423	$-	$-	$44,976
Douglas Roth	20,000	16,256	11,792	-	282,183
Albert L. Eilender	-	45,699	18,294	-	407,579
Ronald Gold	-	29,815	605	-	53,999
Frank DeBenedittis	15,000	17,695	17,090	-	596,548
David Rosen	-	13,717	1,526	-	75,744

 (1)  These amounts are reported in the Summary Compensation Table.

Deferred Compensation Plan

On March 14, 2005, the Board adopted the SERP. The SERP is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company’s 401(k) plan, as well as to permit additional deferrals of a portion of their compensation.  Substantially all compensation deferred under the SERP, as well as Company contributions, is held by the Company in a grantor trust, which is considered an asset of the Company.  The assets held by the grantor trust are in life insurance policies.  Effective July 1, 2013, the SERP was frozen and a new plan, entitled “Aceto Corporation 2013 Senior Executive Retirement Plan” was adopted by the Company’s Board.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

On July 2, 2012, Aceto entered into change in control agreements with Messrs. Eilender, Roth and DeBenedittis in order to replace the change in control severance protections previously provided under the employment agreements.  In addition, on July 2, 2012, Aceto entered into a change in control agreement with Salvatore Guccione, whose current employment agreement (see below) does not contain change in control severance protections.  The new change in control agreements provide “double trigger” change in control severance protections, as summarized below, which means no amounts will become payable under the agreements unless a “change in control” of Aceto occurs and an executive’s employment is terminated by Aceto other than for “cause” or by the executive for “good reason” within a specified period following the change in control.

●      Each agreement will automatically terminate if the executive ceases to be an employee of Aceto for any reason prior to the occurrence of a “change in control” (as defined in the agreement).  In addition, the Company can terminate each agreement on one year’s prior written notice; provided that, if a “change in control” of the Company occurs while the agreement is in effect, no such termination notice shall become effective until the second anniversary of the “change in control.”

●      If, during the two (2) year period following the occurrence of a “change in control,” an executive’s employment is terminated by the Company other than for “cause” (as defined in the agreement) or by the Executive for “good reason” (as defined in the agreement), the executive will be entitled to the following (in lieu of any payments under the Company’s severance policy):

o           a cash lump sum equal to two (2) times (or, in the case of Mr. DeBenedittis, 1.5 times) the sum of the executive’s base salary and annual performance award for the fiscal year preceding the “change in control,” and

o           continued participation in the Company’s group health plan, at the Company’s expense, for a period of two (2) years.

●      The executives are not entitled to be indemnified or “grossed-up” for any “golden parachute” excise taxes.  Instead, each executive’s severance payments will be automatically reduced to the extent necessary to avoid the imposition of any such excise taxes.

Mr. DeBenedittis is eligible to receive severance pay and benefits pursuant to the Aceto Severance Policy (the “Severance Policy”) in the event of an  involuntarily termination of his employment.  In the case of Mr. DeBenedittis, severance pay may be provided under the Severance Policy, in Aceto’s sole discretion, in an amount up to twelve (12) weeks of base salary plus two (2) additional weeks for each year of service with Aceto, up to a maximum of fifty-two (52) weeks of base salary.  In addition, under the Severance Policy, Mr. DeBenedittis would be eligible to receive up to ninety (90) days of continued coverage under the Aceto health plan (at active employee rates).

In April 2013, Aceto entered into an enhanced severance protection letter agreement with Mr. Roth. If, prior to a change in control, Mr. Roth’s employment is terminated by the Company without Cause (other than due to Disability), the Company shall continue to pay Mr. Roth’s base salary, at the rate then in effect, for the fifteen (15) month period following the date of termination as severance.

In February 2012, the Company entered into an employment agreement with Mr. Guccione. If the Company shall terminate Mr. Guccione’s employment other than for cause or Mr. Guccione shall terminate his employment for good reason, regardless of whether such termination occurs during or after the term, the Company shall pay Mr. Guccione’s base salary, at the rate then in effect, for the 24 month period following the date of termination, as severance, subject to Mr. Guccione’s execution of a release.

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In addition, in December 2010, the Company entered into employment agreements with Mr. Gold and Mr. Rosen, in connection with the acquisition of Rising. The employment period is through December 2013. If during the employment period the Company terminates Mr. Gold and Mr. Rosen without cause or Mr. Gold or Mr. Rosen terminate employment for good reason, the Company would continue to pay their base salaries for the duration of the employment period and they would receive benefits in accordance with the plans, programs, practices and policies which are generally applicable to senior executives of Aceto, for the duration of the employment period. In the event that following a “change in control”, Mr. Gold and Mr. Rosen would be paid the amount of any bonus paid to them for the fiscal year preceding the change in control.  In addition, the Company would continue to pay their base salaries for a period of two years following the date of termination. The Company would also continue to permit Mr. Gold and Mr. Rosen to receive or participate at the Company’s expense in all benefits and fringe benefits available to them above for a period of two years after the termination of their employment.

The following table shows the estimated amounts that would have been payable to the named executive officers upon the occurrence of the indicated event, had the applicable event occurred on June 30, 2013.  The actual compensation and benefits the executive would receive at any subsequent date would likely vary from the amounts set forth below as a result of certain factors, such as a change in any additional benefits the officer may have accrued as of that time under applicable benefit or compensation plans.

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Name	Event	Salary ($)	Bonus ($)	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Healthcare and Life Insurance Benefits ($)	Total ($)
Salvatore Guccione	Termination without cause or resignation for good reason	1,100,000	-	-	-	-	1,100,000

	Termination without cause or resignation for good reason following a change in control	1,100,000	740,290	-	-	27,496	1,867,786
Douglas Roth	Termination without cause or resignation for good reason	406,875	-	-	-	-	406,875

	Termination without cause or resignation for good reason following a change in control	651,000	366,728	-	-	24,902	1,042,630
Albert L. Eilender	Termination without cause or resignation for good reason	173,077	-	-	-	-	173,077

	Termination without cause or resignation for good reason following a change in control	1,000,000	892,136	-	-	-	1,892,136
Ronald Gold	Termination without cause or resignation for good reason	237,750	-	-	28,928	5,960	272,638

	Termination without cause or resignation for good reason following a change in control	951,000	285,000	-	115,712	23,838	1,375,550
Frank DeBenedittis	Termination without cause or resignation for good reason	293,168	-	-	-	3,141	296,309

	Termination without cause or resignation for good reason following a change in control	439,752	216,723	-	-	25,128	681,603
David Rosen	Termination without cause or resignation for good reason	154,750	-	-	20,879	6,282	181,911

	Termination without cause or resignation for good reason following a change in control	619,000	139,050	-	83,516	25,128	866,694

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COMPENSATION OF DIRECTORS

The fiscal 2013 fees for non-employee directors consisted of an annual retainer of $47,500, $11,000 for the lead independent director, $10,000 for audit and risk committee chairman, $7,500 for compensation committee chairman, and $5,000 retainer for nominating and governance chairman. Compensation for each board of directors meeting is $1,500 per meeting. Additionally, independent directors receive an additional $1,500 for each independent director meeting. Compensation for audit & risk, nominating and governance and compensation committees meetings include $2,000 per meeting, $1,000 per meeting and $1,500 per meeting, respectively.

In addition, the directors typically receive a grant of restricted stock award in December, following the annual meeting of shareholders. The value of restricted stock awards for fiscal 2013 was pre-determined at a value of $48,000.

Employees of the Company who are also directors will not receive any separate fees for acting as directors.

The following table documents the compensation of our directors for the fiscal year ended June 30, 2013.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Stock Awards (3)	Total
Robert A. Wiesen	$73,500	$-	$48,000	$121,500

Hans C. Noetzli	97,000	-	48,000	145,000

William N. Britton	81,000	-	48,000	129,000

Richard P. Randall	83,000	-	48,000	131,000

Natasha Giordano	71,500	-	48,000	119,500

Directors also receive reimbursement for expenses incurred in connection with meeting attendance.

(1)  Includes payments made in fiscal 2013 for attendance at certain meetings held at the end of fiscal 2012 and does not include payments for attendance at certain meetings held at the end of fiscal 2013 for which payments will be made in fiscal 2014.

(2) There were no option grants awarded in fiscal 2013.

(3)  Amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with generally accepted accounting principles.

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The following is a list of the outstanding options and restricted stock awards held by each director as of June 30, 2013:

	Option Awards	Stock Awards
Robert A. Wiesen	38,605	4,954
Hans C. Noetzli	38,605	4,954
William N. Britton	28,480	4,954
Richard P. Randall	-	4,954
Natasha Giordano	-	4,954

All such director options were granted at the fair market value determined on the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the independent directors responsible for compensation matters has ever served as officer or employee of the Company or any of our subsidiaries.  During the last fiscal year, none of our senior executives served on the Board or committee of any other entity whose officers served either on our Board or executive compensation committee. None of the members of the compensation committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000.

REPORT OF THE AUDIT & RISK COMMITTEE

The audit & risk committee acts under a written charter adopted by the audit & risk committee and approved by the Board.  The audit & risk committee charter is available on the Company’s corporate website-www.aceto.com.

The audit & risk committee is comprised of Richard P. Randall (Chairman), William N. Britton and Hans C. Noetzli.   Each of these directors meets the independence and expertise requirements of the SEC and the NASDAQ Global Select Market.   The audit & risk committee recommends to the Board the approval of the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accountants.  The audit & risk committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002.  In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit & Risk Committee Charter, the audit & risk committee reviewed all services performed by BDO USA, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

The audit & risk committee also:

●	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO USA, LLP prior to the statements being filed with the SEC;

●	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

●	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

●	Reviewed quarterly earnings releases prior to their publication;

●	Reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP;

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●	Reviewed and made recommendations to the Board to revise the committee’s charter as necessary in order to comply with newly enacted rules and regulations;

●	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

●
Reviewed the audit, tax and audit-related services the Company had received from BDO USA, LLP and determined that the providing of such services by BDO USA, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm.

●	Reviewed the status and functioning of the Company’s internal audit function.

●
Met to discuss with the Company’s senior risk officer, and other members of management responsible for managing risk, as well as other members of the Board, areas of specific risk identified by management and/or the Committee.

The audit & risk committee also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2013 with management and discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by AICPA Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Committee has discussed various matters with BDO USA, LLP related to the Company’s consolidated financial statements, including critical accounting policies and practices used, alternative treatments for material items that have been discussed with management, and other material written communications between BDO USA, LLP and management. The audit & risk committee also received during the past fiscal year the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the audit & risk committee concerning independence and has discussed with BDO USA, LLP their independence.  Based on the review and discussions referred to in this paragraph, the audit & risk committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted by the members of the audit & risk committee.

Richard P. Randall (Chairman)
William N. Britton
Hans C. Noetzli

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 8, 2013, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and director nominee and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all executive officers and directors as a group.  Unless indicated otherwise, the information in the table is as of October 8, 2013 and the business address of each person is c/o Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (excluding stock options and restricted stock units) (1)	Exercisable Stock Options and Restricted Stock Units(2)	Total Beneficial Ownership	Percent(3)

Salvatore Guccione	87,870	50,334	138,204	*
Douglas Roth	72,053	44,755	116,808	*
Albert L. Eilender	146,856	94,737	241,593	*
Ronald Gold	730,500	3,999	734,499	2.6%
Frank DeBenedittis	62,714	58,711	121,425	*
David Rosen	166,500	3,333	169,833
Robert A. Wiesen (5)	16,817	38,605	55,422	*
Hans C. Noetzli	57,423	38,605	96,028	*
William N. Britton	36,273	28,480	64,753	*
Richard P. Randall	28,926	-	28,926	*
Natasha Giordano	11,888	-	11,888	*
Alan G. Levin	-	-	-	*

Dimensional Fund Advisors LP (4) 6300 Bee Cave Road Austin, TX 78746	2,005,955	-	2,005,955	7.1%

Wellington Management Co., LLP. (4) 280 Congress Street Boston, MA 02210	2,135,010	-	2,135,010	7.6%

BlackRock Inc. (4) 40 East 52nd Street New York, NY 10022	1,545,661	-	1,545,661	5.5%

Opus Capital Group, LLP (4) 1 West Fourth Street Cincinnati, OH 45202	1,478,394	-	1,478,394	5.3%

All executive officers and directors as a group (18 persons)	1,539,887	425,407	1,965,294	6.9%

* Less than 1%.

(1)	Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2)
For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date.  Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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(3)	Based on 28,135,375 shares issued and outstanding as of the record date.

(4)	Based on information filed on Schedule 13G with the Securities and Exchange Commission as of June 30, 2013.

(5)	Mr. Robert Wiesen will not be standing for reelection.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has purchased inventory and incurred product development costs from Mirror Pharmaceuticals LLC, which is partially owned by Ronald Gold and David Rosen. In addition, Aceto incurred product development costs from an affiliate of Mirror Pharmaceuticals LLC. Payments to these two related companies approximated $3,839,000, $3,082,000 and $1,326,000 in fiscals 2013, 2012 and 2011, respectively.

Pursuant to its charter, the Company’s Audit & Risk Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all “Related Party Transactions” of the Company as required by the applicable NASDAQ listing rule. For purposes of the audit & risk committee charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR (PROPOSAL ONE).

PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As previously described in detail in the “Compensation Discussion and Analysis”, our executive compensation programs are designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Please see the “Compensation Discussion and Analysis” beginning on page 20 and the Executive Compensation  disclosure beginning on page 27 for additional details about our executive compensation programs and information about the fiscal year 2013 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  The say-on-pay vote is advisory, and therefore not binding on the Company, our compensation committee or the Board. Our Board and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in the proxy statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

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THE BOARD RECOMMENDS THAT YOU APPROVE, ON  A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPANY’S PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND ANY RELATED MATERIAL DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL THREE

TO APPROVE THE RESTATED CERTIFICATE OF INCORPORATION OF ACETO CORPORATION

In its continuing review of best practices in corporate governance, the Board has determined that the current Restated Certificate of Incorporation, which we refer to as the “Current Certificate,” should be amended and restated to:

●	amend the size of the Board;

●	provide for the indemnification of the Company’s directors and officers;

●
modernize certain provisions of the Current Certificate relating to, among other things, the   Company’s corporate purpose, authorized shares of the corporation, elimination of personal liability of the directors of the Company and preemptive rights; and

●	make certain non-substantive changes that are not described herein.

The Board has adopted resolutions approving the Restated Certificate of Incorporation, which we refer to as the “Proposed Certificate,” declaring its advisability and recommending the Proposed Certificate to the Company’s shareholders.

We are asking shareholders to approve the Proposed Certificate.

The text of the Proposed Certificate is attached as Appendix A to this proxy statement and is incorporated herein by reference.  Shareholders are urged to read the full text of the Proposed Certificate attached as Appendix A carefully and in its entirety.  Any shareholder wishing to obtain a copy of the Current Certificate may do so in writing by sending a request to Mr. Steven Rogers, General Counsel and Secretary, Aceto Corporation, 4 Tri Harbor Court, Port Washington, New York 11050.

The proposed amendments to the Company’s Current Certificate are described below.  The following statements include summaries of the substantive changes reflected in the Proposed Certificate.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Proposed Certificate attached as Appendix A.

Corporate Purpose

If the Proposed Certificate is approved by the Company’s shareholders, the existing provisions of Article Second will be replaced with the new Article Second providing for the Company to engage in any lawful act or activity in accordance with the Business Corporation Law of the State of New York, which we refer to as the “NYBCL.”  The existing provisions of the current Article Second include a long and specific list of business activities in which the Company is authorized to engage.  Although this previously had been the custom and practice for corporations under New York law, it is now customary, and consistent with the NYBCL, for certificates of incorporation to authorize companies to engage in “any lawful purpose.”  Among other things, such provision more readily permits a company to pursue new business opportunities without the need for amending the certificate of incorporation.  The Board has determined that it would be advisable to broaden the purpose of the Company to the more generalized language permitted under the NYBCL.

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Authorized Shares of Capital Stock

Article Third of the Current Certificate empowers the Board to create and issue series of Preferred Stock and includes an extensive list of specific enumerated rights of Preferred Stock that may be created by the Board.  While this formulation was previously the custom and practice for corporations under New York law, it is now customary and consistent with the NYBCL to generally authorize the Board to create and issue Preferred Stock.  The proposed Article Third does not change the authorized capital of the Company or substantively change the Board’s rights to create and issue Preferred Stock.

In addition, the Proposed Certificate deletes entirely the certificates of amendment relating to the Company’s previously cancelled series of Preferred Stock; namely the Company’s First Series Preferred Stock, Second Series Preferred Stock, Third Series Preferred Stock, Fourth Series Preferred Stock, Fifth Series Preferred Stock, Sixth Series Preferred Stock, Seventh Series Preferred Stock and Eighth Series Preferred Stock.

Location of the Company

The proposed Article Fourth updates the Current Certificate by including the county in which the office of the Company is located in accordance with Section 402(a)(3) of the NYBCL.

Duration of the Company

Article Fifth of the Current Certificate is being deleted in its entirety as obsolete.  Section 402(a)(9) of the NYBCL provides for the perpetual duration of a Company unless otherwise stated in a Company’s certificate of incorporation.

Size of the Board

The Current Certificate provides that the number of directors of the Board may not be less than three nor more than seven.  Article Sixth of the Proposed Certificate provides that the number of directors of the Board shall be no less than three and that the size of the Board shall be fixed by the Board in accordance with the Bylaws of the Company.  The Company’s Bylaws currently state that the Board may fix the size of the Board in a manner consistent with the Company’s certificate of incorporation.  The Board has determined that it would be advisable to broaden its ability to fix the size of the Board in the manner currently contemplated by the Bylaws and in accordance with the NYBCL.

Director and Officer Indemnification

The proposed Article Seventh provides for the indemnification of the Company’s directors and officers to the fullest extent permitted by the NYBCL and that the indemnification set forth in the Proposed Certificate is not exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled.  In addition, the proposed Article Seventh permits the Company to purchase and maintain insurance to cover (i) directors, officers, employees, agents, attorneys, trustees and other representatives and (ii) the Company for any obligation relating to indemnification.

The Board deems it advisable to explicitly include this provision in the Proposed Certificate to confirm and expand upon the indemnification provided by the NYBCL to maintain and continue to attract persons of high quality to serve the Company as officers, directors, employees, agents or in similar capacities.

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Conduct of Affairs of the Company

The current Article Seventh includes provisions regarding the Company’s regulation and conduct of its affairs.  These provisions are currently addressed by the NYBCL or the Company’s Bylaws.  The Board deems it advisable to delete the current Article Seventh to simplify the Current Certificate and avoid ambiguity and remove obsolete provisions.

Personal Liability

The current Article Eighth regarding the elimination of personal liability for directors of the Company to the fullest extent permitted under the NYBCL has been revised in the Proposed Certificate to reflect a more customary formulation of this provision.

Preemptive Rights

The current Article Ninth has been revised in the Proposed Certificate to reflect a more customary formulation of the elimination of preemptive rights of shareholders in accordance with the NYBCL.

Required Vote for Approval

Approval of Proposal Three requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting.

Filing of the Proposed Certificate

Following the approval of the Company’s Restated Certificate of Incorporation by the Company’s shareholders, which we refer to as the “Approved Certificate,” the Company will file the Approved Certificate, substantially in the form attached as Appendix A to this proxy statement, with the Department of the State of New York.  The Approved Certificate will become immediately effective upon acceptance of the Approved Certificate by the Department of the State of New York.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED CERTIFICATE

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit & Risk Committee, the Board has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending June 30, 2014.  BDO USA, LLP has been the independent registered public accounting firm of the Company since 2005.

Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, the Board has determined that requesting ratification by shareholders of its appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 is a matter of good corporate practice.  If shareholders do not ratify the selection, the Board will reconsider whether or not to retain BDO USA, LLP, but may still retain them.  Even if the selection is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

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The Company anticipates that representatives of BDO USA, LLP will attend the annual meeting for the purpose of responding to appropriate questions.  At the annual meeting, the representatives of BDO USA, LLP will be afforded an opportunity to make a statement if they so desire.

The aggregate fees for professional services rendered by BDO USA, LLP for the years ended June 30, 2013 and 2012 were:

	Fiscal 2013	Fiscal 2012

Audit fees	$981,000	$943,000
Audit related fees	-	-
Tax fees	172,000	56,000
All other fees	-	-

Total fees	$1,153,000	$999,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements, statutory audits and assistance with and review of documents filed with the SEC.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

The audit & risk committee reviewed and approved in advance in accordance with the Company’s Audit & Risk Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO USA, LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING JUNE 30, 2014.

SHAREHOLDER PROPOSALS

In order to include information with respect to a shareholder proposal in the Company’s proxy statement and related form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange.

Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2014 annual meeting of shareholders must be received by us at Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050, Attention, Secretary, no later than June 19, 2014.  Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2014 annual meeting of shareholders, timely notice of any shareholder proposal must be received by us in accordance with our By-Laws and our rules and regulations no later than September 5, 2014 and no earlier than August 6, 2014, unless the date of the annual meeting is more than 30 days before or 60 days after the anniversary of the 2013 annual meeting of shareholders. Any proxies solicited by the Board for the 2014 annual meeting of shareholders may confer discretionary authority to vote on any proposals notice of which is not timely received. In order to include information with respect to a shareholders proposal in our proxy statement and form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

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The notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares of the Company and derivative securities which are directly or indirectly beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business (v) certain other information set forth in our By-laws and (vi) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a shareholder proposal.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder (E) certain other information set forth in our By-laws and (F) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected); and as to such shareholder giving notice, the information required to be provided as set forth in the preceding paragraph and our By-laws. No person shall be eligible for election as a director of the Company, unless nominated in accordance with the procedures set forth herein and in our By-laws, as amended.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2013 as filed with the SEC, including the financial statements, our committee charters, and our code of business conduct and ethics, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer, Aceto Corporation, 4 Tri Harbor Ct, Port Washington, New York 11050.  You can also access our 2013 Form 10-K on our website at www.aceto.com by clicking on “Investors”, then “Financial Information” and then on “SEC Filings”.  You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please submit your proxy or voting instructions.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas Roth
Chief Financial Officer

Dated: October 18, 2013

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Appendix A

RESTATED CERTIFICATE OF INCORPORATION
-OF-
ACETO CORPORATION

(Under Section 803 and 807 of the Business Corporation Law)

Pursuant to the provisions of Section 803 and 807 of the Business Corporation Law of the State of New York, I, the undersigned officer of ACETO CORPORATION, a New York corporation (the “Corporation”), do hereby certify:

1. The name of the Corporation is Aceto Corporation.  The name under which the Corporation was formed is Aceto Chemical Co. Inc.

2. The Certificate of Incorporation was filed by the Department of the State of New York on the 13th day of June, 1947.

3. The text of the Certificate of Incorporation is hereby amended and restated to effect one or more of the amendments or changes authorized by Section 803 and 807 of the Business Corporation Law of the State of New York, and the amendments affected by this Restated Certificate of Incorporation are as follows:

Article SECOND of the Certificate of Incorporation relating to the purpose or purposes for which this Corporation is formed is deleted in its entirety and amended to read as follows:

SECOND: The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

Article THIRD of the Certificate of Incorporation has been deleted in its entirety and amended to read as follows:

THIRD: (A) The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000 shares, of which 40,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in a series.

(B) Subject to limitations prescribed by law, the Board is authorized to provide for the issuance of shares of the Preferred Stock in one or more series, to establish the number of shares in each series, to fix the designation, relative rights, preferences and limitations of the shares of each such series and to cause to be filed in the Department of State of the State of New York, such certificates as may be required in connection therewith by the Business Corporation Law of the State of New York.

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A new Article FOURTH has been inserted to identify the county in which the office of the Corporation is to be located and reads as follows:

FOURTH: The county, within this state, in which the office of the corporation is to be located is Nassau County.

Article FOURTH relating to the office of the Corporation has been renumbered as Article FIFTH and amended to indicate the current address of the office of the Corporation and reads as follows:

FIFTH: The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding may be served; the office of the Corporation shall be located in the 4 Tri Harbor Court, Port Washington, New York 11050; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation served upon him or her as agent of the Corporation is 4 Tri Harbor Court, Port Washington, New York 11050.

Article FIFTH relating to the duration of the Corporation has been deleted in its entirety.

Article SIXTH has been deleted in its entirety and amended to read as follows:

SIXTH: The number of directors of the Corporation shall be such as from time to time shall be fixed by the Bylaws of the Corporation, but shall not be less than three.

Article SEVENTH has been deleted in its entirety.

A new Article SEVENTH has been added and reads as follows:

SEVENTH:  The Corporation shall indemnify to the fullest extent permitted by the Business Corporation Law of the State New York any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein; provided, however, that this indemnification shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether provided by law or contained in the Certificate of Incorporation or Bylaws, or a resolution of shareholders, a resolution of the Board, or an agreement provided for such indemnification.  The Corporation shall have the power to purchase and maintain insurance to cover (i) directors, officers, employees, agents, attorneys, trustees and other representatives and (ii) the Corporation for any obligation relating to indemnification. The intent of the foregoing indemnification provisions is both to confirm and to expand upon the indemnification provided by the Business Corporation Law of the State of New York as from time to time amended so as to maintain and continue to attract persons of high quality to serve the Corporation as officers, directors, employees, agents or in similar capacities.

46

Article EIGHTH has been deleted in its entirety.

A new Article EIGHTH has been added and reads as follow:

EIGHTH:  To the fullest extent permitted by the Business Corporation Law of the State of New York as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of duty as a director.  If the Business Corporation Law of the State of New York is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Corporation shall be, without further corporate action, eliminated or limited to the fullest extent permitted by the Business Corporation Law of the State of New York, as so amended.  No repeal or modification of this Article shall adversely affect any right or protection of a director of the Corporation existing at the date of such repeal or modification or create any liability or adversely effect such right or protection with respect to any act or omission occurring prior to such repeal or modification.

A new Article NINTH has been added and reads as follows:

NINTH:  No holder of any shares of any class shall have any preemptive right to purchase any other shares or securities of any class which may at any time be sold or offered by the Corporation.

4. The Certificate of Incorporation is amended to update the numbering of the paragraphs of the Certificate of Incorporation in connection with the foregoing amendments.

5. This amendment and restatement of the Certificate of Incorporation of the Corporation was authorized by the Board of the Corporation and by the vote of a majority of holders of all of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 803 and 807 of the Business Corporation Law of the State of New York.

6. To effect the foregoing amendments, the Certificate of Incorporation, as amended, is hereby restated as amended in its entirety to read as follows:

FIRST: The name of the corporation is ACETO CORPORATION.

SECOND: The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York, provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

47

THIRD: (A) The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000 shares, of which 40,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in a series.

(B) Subject to limitations prescribed by law, the Board is authorized to provide for the issuance of shares of the Preferred Stock in one or more series, to establish the number of shares in each series, to fix the designation, relative rights, preferences and limitations of the shares of each such series and to cause to be filed in the Department of State of the State of New York, such certificates as may be required in connection therewith by the Business Corporation Law of the State of New York.

FOURTH: The county, within this state, in which the office of the corporation is to be located is Nassau County.

FIFTH: The Secretary of State of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding may be served; the office of the Corporation shall be located in the 4 Tri Harbor Court, Port Washington, New York 11050; and the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation served upon him or her as agent of the Corporation is 4 Tri Harbor Court, Port Washington, New York 11050.

SIXTH:  The number of directors of the Corporation shall be such as from time to time shall be fixed by the Bylaws of the Corporation, but shall not be less than three.

SEVENTH:  The Corporation shall indemnify to the fullest extent permitted by the Business Corporation Law of the State New York any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney’s fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein; provided, however, that this indemnification shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether provided by law or contained in the Certificate of Incorporation or Bylaws, or a resolution of shareholders, a resolution of the Board, or an agreement provided for such indemnification.  The Corporation shall have the power to purchase and maintain insurance to cover (i) directors, officers, employees, agents, attorneys, trustees and other representatives and (ii) the Corporation for any obligation relating to indemnification. The intent of the foregoing indemnification provisions is both to confirm and to expand upon the indemnification provided by the Business Corporation Law of the State of New York as from time to time amended so as to maintain and continue to attract persons of high quality to serve the Corporation as officers, directors, employees, agents or in similar capacities.

48

EIGHTH:  To the fullest extent permitted by the Business Corporation Law of the State of New York as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of duty as a director.  If the Business Corporation Law of the State of New York is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Corporation shall be, without further corporate action, eliminated or limited to the fullest extent permitted by the Business Corporation Law of the State of New York, as so amended.  No repeal or modification of this Article shall adversely affect any right or protection of a director of the Corporation existing at the date of such repeal or modification or create any liability or adversely effect such right or protection with respect to any act or omission occurring prior to such repeal or modification.

NINTH:  No holder of any shares of any class shall have any preemptive right to purchase any other shares or securities of any class which may at any time be sold or offered by the Corporation.

[Signature Page Follows]

49

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been duly executed and delivered by the undersigned authorized officer of the Corporation on the ___ day of ___________, 2013.

ACETO CORPORATION

Name: Salvatore Guccione
Title: President and Chief Executive Officer

50

RESTATED CERTIFICATE OF INCORPORATION

OF

ACETO CORPORATION

UNDER SECTION 803 AND 807

OF

 THE BUSINESS CORPORATION LAW OF THE STATE OF NEW YORK

Filer:
Lowenstein Sandler LLP
1251 Avenue of the Americas,
New York, New York 10020

51

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on December 05, 2013

ACETO CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 08, 2013
Date: December 05, 2013 Time: 10:00 AM EST
Location: 4 Tri Harbor Court
Port Washington, NY 11050

ACETO CORPORATION 4 TRI HARBOR COURT PORT WASHINGTON, NY 11050	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——   Before You Vote   ——
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Shareholder Letter 3. Annual Report on Form 10K
How to View Online:
Have the information that is printed in the box marked by the arrow		XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 21, 2013 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors
	Nominees
01	Albert L. Eilender	02	Salvatore Guccione	03	Hans C. Noetzli	04	William N. Britton	05	Richard P. Randall
06	Natasha Giordano	07	Alan G. Levin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	Advisory Vote to Approve Named Executive Officer Compensation.

3	Approval of the Restated Certificate of Incorporation of Aceto Corporation.

4	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

NOTE: In their discretion to transact any other business that may properly come before the meeting or any adjournment thereof.

ACETO CORPORATION 4 TRI HARBOR COURT PORT WASHINGTON, NY 11050
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐
1.	Election of Directors
Nominees

01 Albert L. Eilender 02 Salvatore Guccione 03 Hans C. Noetzli 04 William N. Britton 05 Richard P. Randall
06 Natasha Giordano 07 Alan G. Levin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.								For	Against	Abstain

2	Advisory Vote to Approve Named Executive Officer Compensation.							☐	☐	☐

3	Approval of the Restated Certificate of Incorporation of Aceto Corporation.							☐	☐	☐

4	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.							☐	☐	☐

NOTE: In their discretion to transact any other business that may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.					☐
(see reverse for instructions)			Yes	No

Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation must be signed with the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Shareholder Letter, Annual Report on Form 10K is/are available at www.proxyvote.com.

ACETO CORPORATION ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Salvatore Guccione and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Aceto Corporation’s Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 5, 2013 at the Company’s offices, 4 Tri Harbor Court, Port Washington, New York, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN ITEM 1 AND VOTE “FOR” IN ITEMS 2, 3, AND 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side